As filed with the Securities and Exchange Commission on April 29, 2011

Securities Act File No. 333-29253

Investment Company Act File No. 811-08253

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Post-Effective Amendment No. 16

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 18

(Check appropriate box or boxes)

BOYAR VALUE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

35 East 21st Street

New York, New York 10010

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (614) 470-8000

Mr. Mark A. Boyar Boyar Value Fund, Inc. 590 Madison Avenue New York, New York 10022 (Name and Address of Agent for Service)
Copies to:
Mr. Emile Molineaux Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788	Mr. Leonard Pierce Wilmer Cutler Pickering Hale & Dorr LLP 60 State Street Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box)

[     ] immediately upon filing pursuant to paragraph (b)

[ X ] on May 1, 2011 pursuant to paragraph (b)

[     ] 60 days after filing pursuant to paragraph (a) of Rule 485

[     ] on (Date) pursuant to paragraph (a) of Rule 485

[     ] 75 days after filing pursuant to Rule 485, paragraph (a) (ii)

[     ] pursuant to Rule 485, paragraph (a) (ii)

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BOYAR VALUE FUND, INC.

Ticker symbol: BOYAX

PROSPECTUS

MAY 1, 2011

4020 South 147 th Street, Suite 2, Omaha, Nebraska 68137

This Prospectus has information you should know before investing. Please read it carefully and retain it with your investment records.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY	3
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies	8
Principal Investment Risks of Investing in the Fund	11
MANAGEMENT OF THE FUND	13
Investment Adviser	13
Portfolio Manager	13
Manager	1 3
HOW SHARES ARE PRICED	1 4
HOW TO PURCHASE SHARES	1 5
HOW TO REDEEM SHARES	18
DIVIDENDS AND DISTRIBUTIONS, TAX STATUS	20
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	2 1
FINANCIAL HIGHLIGHTS	24

SUMMARY

Investment Objective:

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.

Fee Table

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)

            5.00%

Maximum Deferred Sales Load (as a percentage of original purchase price)

            None

Maximum Sales Load Imposed on Reinvested Dividends

None

Redemption Fee (Redemptions made by wire transfer are subject to a $10.00 fee)

            2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management and Adviser Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.6 6%
Underlying or Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.92%
Fee Waiver and Expense Reimbursement (a)	(1.16)%

Total Annual Fund Operating Expenses After Fee Waiver	1.76%

 (a) The Manager, the Adviser and Ladenburg Thalmann & Co. Inc. (the "Distributor") have agreed to waive a portion of their management, advisory, and distribution fees and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2012 .

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that the fee waiver is in place for one year only.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 670	$ 1,255	$ 1,864	$ 3,502

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as any acquisition-minded business executive would. The Adviser takes the company's balance sheet, tears it apart, and reconstructs it in accordance with economic reality - as opposed to generally accepted accounting principles. Economic reality, according to the Adviser, is the result when you tear a company's balance sheet apart and find hidden or undervalued assets. If the Adviser determines that it would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party.

The Adviser utilizes a "buy and hold" investment strategy, which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may seem stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

Principal Risks of Investing in the Fund:

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Further risks associated with an investment in the Fund may arise from the Fund's investment in the securities of small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

Market Risk. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company's earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser's investment strategy will succeed.

Small- and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks.  The Fund may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Past Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.boyarvalue.com or by calling 1-800-266-5566.

The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.

During the period shown in the bar chart, the highest return for a quarter was 20.71]% (quarter ended 06/30/09) and the lowest return for a quarter was (23.39)% (quarter ended 12/31/08) .

Average Annual Total Returns (For Periods Ended December 31, 201 0 )

	1 Year	5 Years	10 Years	Since Inception (May 5, 1998)
Boyar Value Fund
Return Before Taxes*	12.14%	(0.22)%	3.14%	3.92%
Return After Taxes on Distributions* (1)	12.14%	(0.58)%	2.76%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares*	7.89%	(0.16)%	2.63%	3.28%
Russell 2000 Index	16.93%	2.74%	2.16%	3.27%
S&P 500 Index	15.06%	2.29%	1.41%	2.75%

* The performance of the Fund reflects a 5.00% sales charge.

(1) After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

This table illustrates total returns from a hypothetical investment in the Fund.  These returns are compared to the Russell 2000 Index and the S&P 500 Index for the same periods.  The S&P 500 Index is included to allow an investor to compare the Fund’s returns against an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.  The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for federal income Taxes.  A shareholder cannot invest directly in an index.

Investment Adviser:

Boyar Asset Management, Inc.

Fund Manager:

Ladenburg Thalmann Fund Management LLC

Portfolio Manager:

Mark A. Boyar is the Chief Investment Officer of the Fund since the inception of the Fund.

Purchase and Sale of Fund Shares:

Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent at the Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

Tax Information:

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies of the Fund:

The Investment Adviser pursues the Fund’s investment objective by investing primarily in equity securities, which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by investing substantially all, but under normal market conditions no less than 65%, of its total assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund will primarily invest in equity securities traded on domestic exchanges and/or in the over-the-counter markets. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and, as such, may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value ("NAV") of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities.

The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations or through the sale or merger of the entire enterprise as a continuing business. In the Adviser's opinion, within an investment time horizon of 3 to 5 years, typically either the stock market will accurately reflect a company's intrinsic value or the assets of the company will be acquired by a third party. From 1975 through March 31, 2009, approximately 40% of the companies that the chief investment officer of the Adviser, Mark A. Boyar, has extensively researched and written in-depth research reports about in Asset Analysis Focus (published by a related entity of the Adviser) have been acquired or liquidated (i.e., the assets were sold to a third party and the proceeds of the sale were distributed to the shareholders) the vast majority of these companies were either acquired or liquidated at a premium to the price of the company's shares at the time the initial research report appeared in Asset Analysis Focus. Investors in the Fund can generally expect that the Fund will hold many of the companies featured in Asset Analysis Focus. Of the companies that were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was approximately 6.3 years.

This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. The Adviser believes that, by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding for a better return until future tax liability is incurred.

There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after-tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will invest in companies whose shares:  are not widely held by institutions; or are not closely followed by investment analysts; or may have plummeted in value because they failed to meet analysts' earnings expectations because the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

At the time of investment in a company, the Adviser determines the value of all of the assets and liabilities of the company and thereby establishes a potential selling price for the company's common stock. The Adviser reviews the company's asset base from time to time (especially when the common stock of a company nears its selling price target), to carefully determine if something has changed to alter the Adviser's opinion -- if not, the security is sold when it meets its fully valued price.

The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including the following:

1.

"Hidden" Assets

"Hidden" assets are assets whose current values are undervalued on a company's financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

2.

Underpriced Businesses

Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser's findings help place an appropriate value on the shares of the subject company.

3.

Undervalued Franchises

A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

4.

Selling For Less Than Net Working Capital

In most instances, the minimum liquidation value of a company is its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long-term debt, preferred stock, capitalized lease obligations and certain pension liabilities. At pessimistic extremes, the stock market will value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

5.

"Fallen Angels"

Well known companies that were once the "darlings" of Wall Street may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

6.

Restructuring Plays, Breakups and Spin-offs

A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying NAV. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

7.

Bankruptcies

An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

8.

Under-Followed Companies

The Adviser normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

9.

Low Price-to-Earnings Ratios

The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

10.

Large Free Cash Flows

The Adviser favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

11. Insider Ownership

The Adviser will take positions in the common equity of companies whose executives buy and hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

For temporary defensive purposes, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), money market instruments, or money market funds that invest in the foregoing instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government or in money market instruments. Bonds rated Baa by Moody's or BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody's, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds, money market instruments or money market funds for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest in money market funds in order to maintain sufficient liquidity to cover possible redemptions and as a means of maximizing the Fund's performance while the Adviser is determining where to invest new money.

Principal Investment Risks of Investing in the Fund:

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Further risks associated with an investment in the Fund may arise from the Fund's investment in the securities of small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

Market Risk. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company's earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser's investment strategy will succeed.

Small- and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Foreign Investing – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks.  The Fund may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available on page 11 of the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

Investment Adviser

Boyar Asset Management, Inc. (the "Adviser") is an affiliate of Mark Boyar & Company, Inc. ("Mark Boyar & Co."), a registered broker-dealer. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010.

Pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser furnishes investment advisory services to the Fund. Subject to the supervision and direction of the Manager and the Board of Directors, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors approval of the Management Agreement and Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 201 0 .

Portfolio Manager

Mark A. Boyar is the Portfolio Manager of the Fund and has been since the inception of the Fund.  As the Portfolio Manager, Mr. Boyar is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Boyar, the President of Mark Boyar & Co., has also been the President of the Adviser since 1983. Mark Boyar & Co. publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

The Fund’s Statement of Additional Information provides additional information about Mr. Boyar's compensation, management of other accounts and ownership of Fund shares.

Investors in the Fund can generally expect the Fund to hold the securities of many of the companies featured in Asset Analysis Focus.

Manager

Pursuant to a Management Agreement with the Fund, Ladenburg Thalmann Fund Management LLC (the “Manager”) oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objective and policies.  The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets.

The Manager is located at 520 Madison Avenue, 9th Floor, New York, New York 10022. Ladenburg Thalmann Asset Management, Inc. owns 50% of the outstanding securities of the Manager. Ladenburg Thalmann Asset Management, Inc. is a wholly owned subsidiary of Ladenburg Thalmann Financial Services Inc. Ebbets Field Association LLC, an entity controlled by Mark A. Boyar, owns the other 50% of the outstanding voting securities of the Manager.

HOW SHARES ARE PRICED

On each day that the Fund is open for business, the public offering price (NAV plus applicable sales charge) of Fund shares is determined as of the close of the regular session of trading on the NYSE (generally 4:00 p.m., Eastern Time). The Fund is open for business on each day the NYSE is open for regular trading. The NAV per share is calculated by dividing the sum of the value of its assets minus its liabilities (including estimated accrued expenses) by the total number of its outstanding shares, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, the Adviser determines a security's fair value. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Directors. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using only market prices. For market prices and quotations, the Fund relies upon securities prices provided by pricing services.

The Fund uses the fair value of a security, including a non-U.S. security, when the Adviser determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. As a result, when you open an account, you will need to supply your name, address, date of birth and other information that will allow the Fund to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Distributor. You may also make a direct initial investment by sending a check and a completed account application form to Boyar Value Fund, Inc., c/o Gemini Funds Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. Your check must be made payable to the “Boyar Value Fund.”

Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks, cashier checks, money orders, traveler's checks and credit card convenience checks will not be accepted. Additionally, bank starter checks are not accepted for the initial purchase into the Fund.

If an order to purchase shares of the Fund is canceled because your check does not clear, a charge (minimum $25) will be imposed and you will be responsible for any resulting losses or fees incurred by the Fund, the Distributor or the Transfer Agent in the transaction.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund's Transfer Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time). Shares of the Fund purchased through a broker dealer will be sold by the Fund at the public offering price next determined after receipt of a purchase order by the broker dealer. If you purchase shares through a broker-dealer, it is the broker-dealer's responsibility to transmit your order in a timely manner to the Distributor in order for your account to receive that day's public offering price. Dealers may charge you a fee for effecting purchase orders. Direct investments received by the Transfer Agent after the close of NYSE are confirmed at the public offering price next determined on the following business day.

Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc., to:

Boyar Value Fund, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Bank Wire Orders. Provided the Transfer Agent has received a completed account application, investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-266-5566 for instructions.

It is important that the wire contains all the necessary information and that the Fund receives prior telephone notification to ensure proper credit. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent.

Additional Investments. You may purchase additional shares of the Fund by mail or wire (minimum additional investment of $1,000, except for automatic investment plans) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-266-5566. Please follow the wire instructions provided by the Transfer Agent.

When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.

Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. The Fund may also, in its discretion, accept certain other accounts with less than the stated minimum initial investment.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Sales Charges

When you purchase Fund shares, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at NAV. The public offering price is the next determined NAV per share plus a sales charge as shown in the following table.

	Sales Charge as a % of:		Dealer Reallowance as % of Public Offering Price
Amount of Investment	Public Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.25%	4.50%
$50,000 but less than $100,000	4.50%	4.72%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.95%	3.04%	2.70%
$500,000 but less than $1,000,000	2.25%	2.31%	2.00%
$1,000,000 or more	None*	None*

* There is no front-end sales charge on purchases of $1 million or more, but a contingent deferred sales charge of 1.00% may apply if a commission was paid by the Fund's principal underwriter to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to Gemini Fund Services, LLC (the "Transfer Agent") at Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-266-5566.

Reduced Sales Load. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales charges set forth in the table found on the previous page. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent. All shareholders may use the Right of Accumulation or a Letter of Intent, subject to the requirements listed in the Prospectus and SAI, to take advantage of the reduced sales charges.

Purchases of Shares at Net Asset Value. Certain individuals and institutions may purchase shares of the Fund at NAV. Investors or their financial adviser must notify the Transfer Agent if the investment qualifies as a purchase at NAV.

Investors whose accounts were opened prior to May 1, 2000 are not subject to any sales charge on subsequent investments.

Shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, (2) have, at the time of purchase, 100 or more eligible participants, (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plans.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Registered investment advisers who charge a fee for their services and accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts") may purchase shares at NAV, provided the adviser, bank or broker-dealer has a separate agreement with the Distributor.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV. Associations and affinity groups of 20 or more and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to invest at least $1 million. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers, directors and clients of the Adviser, Manager, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Contingent Deferred Sales Load for Certain Purchases of Shares. A contingent deferred sales charge is imposed upon certain redemptions of shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Fund's principal underwriter and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales charge will be paid to the Distributor and will be equal to 1% of the NAV at the time of purchase of the shares being redeemed or the amount redeemed, whichever is less. In determining whether the contingent deferred sales charge is payable, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales charge will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales charge. The contingent deferred sales charge is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.

The Fund may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $100,000 or more, you must provide a Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed.

A contingent deferred sales load (charge) may apply to a redemption of Fund shares purchased at NAV, excluding accounts opened prior to May 1, 2000. Please refer to "How to Purchase Shares" for more information.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank or brokerage account. The Fund reserves the right, upon 30 day’s notice, to change the processing fee. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

 You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form. If the shares being redeemed were purchased by check, the Fund may delay payment of your sale proceeds until your check has cleared. This may take up to 15 days from the date of purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's NAV next determined after your order is received by such organization in proper form before the close of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Redemption Fee. The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your shares, including exchanging your shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this redemption fee on applicable redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or illness of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund. The redemption fee will not apply to shares acquired through reinvestment of dividends and other distributions.

Shareholder Services

Contact the Transfer Agent (nationwide, call toll-free 1-800-266-5566) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

•

Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs

•

Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan. The Fund pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to charge a reasonable fee for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

Delivery of Prospectus and Shareholder Reports

Subject to your express or implied consent, upon notice by the Transfer Agent, the Fund may elect to send prospectuses and shareholder reports on a "household" basis. This means that the Fund may send only one copy of a prospectus or annual report and semiannual report to a household that has multiple Fund accounts. You may revoke your consent by contacting the Transfer Agent in writing, at the address listed in the "How to Purchase Shares" section. The Transfer Agent will begin sending you individual copies of the Fund's prospectus and shareholder reports it delivers 30 days after receiving your revocation.

DIVIDENDS AND DISTRIBUTIONS, TAX STATUS

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. You may elect to receive dividend and capital gain distributions in either cash or additional shares. You should indicate your choice of option on your account application. If no option is specified on your account application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund.

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option. No interest will accrue on an amount represented by uncashed distribution checks.

Taxes

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually all or substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net realized short-term capital gains, if any, are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends-received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on their source and other factors. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's dividends and distributions are taxable whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. A shareholder may be subject to 28% backup withholding on reportable dividends, capital gain distributions, and redemptions payments if a certified taxpayer identification number is not on file with the Fund, if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund's knowledge, an incorrect number has been furnished. An individual taxpayer's identification number usually is his or her social security number.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The above tax information does not constitute individual tax advice. Please consult your tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Excessive Trading Policy. Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

•

You sell shares within a short period of time after the shares were purchased;

•

You make two or more purchases and redemptions within a short period of time;

•

You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•

We reasonably believe that you have engaged in such practices in connection with other mutual funds.

To deter such activities, the Board of Directors has adopted an Excessive Trading Policy. Under this policy, the Fund or its agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of the Fund within 60 days of each other and bar, without any prior notice, future purchases of the Fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In addition, the Fund or its agents may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject any such purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchases and redemptions transactions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the Fund considers the information available to it at the time and may consider trading done in multiple accounts under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to the Fund.

Distributor

Ladenburg Thalmann & Co. Inc. (the "Distributor") is located at 520 Madison Avenue, 9th Floor, New York, New York 10022, and serves as the primary agent for the distribution of shares of the Fund.  The Distributor is a member of the American Stock Exchange, the Financial Industry Regulatory Authority and other principal national securities exchanges.

The Distributor is paid monthly fees by the Fund in connection with the distribution of the Fund’s shares and the servicing of shareholder accounts.  A monthly fee, authorized pursuant to a Shareholder Servicing and Distribution Plan adopted by the Fund (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund and is used by the Distributor to provide compensation for services relating to the distribution of the Fund’s shares and the ongoing servicing and/or maintenance of shareholder accounts with the Fund.  Compensation is paid by the Distributor to persons, including employees of the Distributor, who assist with the distribution of the Fund’s shares, respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor.  The Board of Directors evaluates the appropriateness of the Plan and its payment terms on an ongoing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2010, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP whose report, along with the Fund’s financial statements, are included in the Fund’s annual report for those years, which is available upon request.

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Year	$ 11.58	$ 9.16		$ 15.22		$ 17.14		$ 14.87
Activity from investment operations:
Net investment income (loss)	(0.04)	0.02		0.13		0.13		0.25
Net realized and unrealized
gain (loss) on investments	2.10	2.42		(6.06)		(0.92)		2.69
Total from investment operations	2.06	2.44		(5.93)		(0.79)		2.94

Paid-in-Capital from Redemption Fees	0.03	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	-	(0.02)		(0.13)		(0.14)		(0.25)
Net realized gains	-	-		-		(0.99)		(0.42)
Total distributions	-	(0.02)		(0.13)		(1.13)		(0.67)

Net Asset Value, End of Year	$ 13.67	$ 11.58		$ 9.16		$ 15.22		$ 17.14
Total Return (1)	18.05%	26.61%		(38.95)%		(4.70)%		19.72%
Net Assets, At End of Year	$14,384,870	$14,970,245		$13,542,394		$31,376,015		$34,651,567

Ratio of gross expenses to average
net assets (2)	2.91%	2.94%		2.41%		1.95%		2.16%

Ratio of net expenses to average
net assets	1.75%	1.75%		1.75%		1.75%		1.75%

Ratio of net investment income
(loss) to average net assets	(0.26)%	0.13%		0.77%		0.72%		1.58%

Portfolio Turnover Rate	20%	17%		10%		6%		12%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Administrator.
(3)	Prior to 2010 effects of redemption fees are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.

BOYAR VALUE FUND, INC.

PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information we Disclose and Parties to Whom we Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THIS POLICY IS NOT A PART OF THE PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Investment Adviser Boyar Asset Management, Inc. 35 East 21st Street New York, New York 10010	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19103
Fund Manager Ladenburg Thalmann Fund Management LLC 520 Madison Avenue 9th Floor New York, New York 10022	Board of Directors Henry A. Alpert Mark A. Boyar Richard Finkelstein Jay R. Petschek
Distributor Ladenburg Thalmann & Co. Inc. 520 Madison Avenue 9th Floor New York, New York 10022
Custodian Bank of New York Mellon 1 Wall Street, 25th Floor New York, New York 10286

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety and is therefore legally a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566 or visit the website at www.boyarvalue.com.

Information about the Fund, including the SAI and annual and semi-annual reports, can be reviewed and copied at the Securities and Exchange

Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the Commission's Internet site at

http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section,

100 F Street NE, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-8253

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

BOYAR VALUE FUND, INC.

4020 South 147th Street, Suite 2, Omaha, Nebraska 68137

For information, call 1-800-266-5566

This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Boyar Value Fund, Inc. (the "Fund") dated May 1, 2011 , as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling the Fund at 1-800-266-5566.

THE FUND

The Fund is a diversified, open-end management investment company incorporated on February 28, 1997 under the laws of the State of Maryland under the name "Boyar Value Fund, Inc." The Fund's charter authorizes the Board to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Shares").

All shareholders of the Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the Shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation.

The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

STOCK OPTIONS

When the Adviser believes that individual portfolio securities are approaching the top of the Adviser's growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund's total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

CURRENCY EXCHANGE TRANSACTIONS

The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,

(ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

U.S. GOVERNMENT SECURITIES

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to foregoing U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States, therefore, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. While "unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. As a result of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

WARRANTS

The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated at least A-2 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics:

•

liquidity ratios are adequate to meet cash requirements;

•

long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

BANK DEBT INSTRUMENTS

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”) or the Federal Savings and Loan Insurance Corporation. These instruments are insured by the FDIC only to the extent of $250,000 per depositor per bank (on January 1, 2010, the standard coverage limit will return, unless extended by the FDIC, to $100,000 for all deposit categories except IRAs and Certain Retirement Accounts, which will continue to be insured up to $250,000 per owner). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements that have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

BORROWING

The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value ("NAV") will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Fund may invest are as follows:

MOODY'S INVESTORS SERVICE, INC.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Fund may invest are as follows:

MOODY'S INVESTORS SERVICE, INC.

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S RATINGS GROUP

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares. Such majority is defined as the lesser of (i) 67% or more of the Shares present at the meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding Shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

The Fund may not:

1. Issue senior securities, except to the extent permitted by applicable law, as amended, interpreted or modified from time to time by any regulatory authority having jurisdiction.

2. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund's total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

4. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

5. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

6. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

7. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities.

8. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.

9. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

10. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, (b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

11. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

12. Invest more than 15% of the Fund's net assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

13. Make additional investments if the Fund's borrowings exceed 5% of its total assets.

14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

Notwithstanding paragraphs numbered 1, 2, 8, 9, 10 and 11, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales "against the box," and will not do so until approved by the Fund's Board and upon appropriate notice to investors.

If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Directors of the Fund has adopted policies and procedures that prohibit the disclosure of non-public portfolio holdings information to third parties except in certain limited circumstances where the Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated to maintain the confidentiality of that information and prohibit trading based on that non-public information. Only an officer of the Fund may authorize such disclosure in those limited circumstances, and that authorization must be approved by the Chief Compliance Officer of the Fund. The policies and procedures adopted by the Fund also prohibit the Fund and any service provider from entering into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund's portfolio holdings.

Subject to the foregoing, non-public portfolio holdings information is disclosed only to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund:

- Officers and Directors of the Fund;

- The Adviser;

- The Manager;

- The Fund's custodian and accounting agent;

- Counsel to the Fund;

- The Independent Registered Public Accounting Firm to the Fund;

- Certain broker-dealers with respect to securities the Fund wants to sell through those broker-dealers; and

- Certain service providers with respect to compliance testing services.

The Fund seeks to avoid potential conflicts between the interests of the Fund's shareholders and those of the Fund's service providers and to ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund. The Fund seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund and by requiring any such disclosure to be authorized in the manner described above. In order to carry out various functions on behalf of the Fund, it may be necessary or desirable to disclose portfolio holdings information of the Fund to certain third parties prior to the public dissemination of such information. As of the date of this Statement of Additional Information, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above and certain rating agencies. Potential recipients of such information in the future may include additional rating agencies, lenders or providers of a borrowing facility. The Fund, or its duly authorized service providers, may distribute nonpublic portfolio holdings information to third parties before its public disclosure, provided that:

1. A good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests;

2. The recipient does not trade on such information or distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings or results of the analysis becoming public information as discussed above; and

3. The recipient signs a written agreement (as provided below) (an "Agreement"). Persons and unwilling to execute an acceptable Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund's policies.

The above determinations shall be documented in writing and approved by the Chief Compliance Officer of the Fund or his designee. The Chief Compliance Officer of the Fund or his designee shall maintain a list of third party recipients and shall distribute such list to appropriate business units and service providers.

The Fund's portfolio holdings are made available to the Fund's service providers on an "as-needed" basis, depending on the nature of the service provided and the duties with respect to the Fund. Therefore, the frequency with which this information is provided to service providers varies, based on the circumstances, and may be provided on a real time or other basis. At least annually, the Board of Directors receives a report prepared by the Chief Compliance Officer concerning the effectiveness and operation of the Fund's policies and procedures, including those governing the disclosure of portfolio information. On a periodic basis, the Chief Compliance Officer of the Fund or his designee shall monitor marketing and sales practices and other communications with respect to the Fund to determine compliance with the Fund's portfolio holdings disclosure policies and procedures. The Chief Compliance Officer requests such information from service providers, as he deems necessary, to determine compliance with these policies and procedures.

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's Directors and officers are set forth in the table below.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 6 8	Chairman	Since Inception	President Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 –present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present;	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 350 Madison Ave., New York, NY 10017 Age: 5 2	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present; Vice President, C.E. Unterberg, Towbin, July 2003 – September 2008.	1	Director Recognition Media, LLC, December 2003 – present; Director, Dab- O -Matic Corp, April 2000 – present; Director, Global Opportunity Partners Ltd., January 2000 – present.
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 6 4	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present; Trustee, Incorporated Village of Old Westbury, June 1994 – July 2009. ..

Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Baton Raton, FL 33487 Age: 6 2	Director	Since Inception	President, Kenco Communities, 1990 – present.	1	None

OFFICERS
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 4 1	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (2006 – Present);  Treasurer of the Fund (2005-2006); President, Northern Lights Compliance Services, LLC (2004 - 2006); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001 - 2006);

				N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer	February 20 11 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary	July 2005 – present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003).	N/A	N/A
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 60	Chief Compliance Officer	June 2006 – present

President and Manager of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Northern Lights  Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President and Chief Operation Officer of Gemini Fund Services, LLC (2003 – 2006);  Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Company (2005-2008).

				N/A	N/A

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

Board Structure.  The Board is comprised of four Directors, three of whom (75%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”).  The Board appointed Mr. Boyar (an interested Director) as its Chairman.  The Board has established two standing committees: the Audit Committee and the Nominating Committee.  Each such committee is chaired by, and composed entirely of, Independent Directors.  See the discussion above for a further description of the composition, duties and responsibilities of these committees.  The Board has not established the position of “Lead Independent Director.”

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure.  The Board believes that their leadership structure, including an interested Director as the Chairman, is appropriate in light of the asset size of the Fund and the nature of the Fund’s business, and is consistent with industry practices for similar funds.  In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.  The Board, including the Independent Directors, believe the existing structure enables them to exercise effective oversight over the Fund and its operations and to access the expertise and views of the Adviser, the Manager and the Distributor.

Risk Oversight.  As part of their responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Manager, the Fund’s administrator, and other service providers (depending on the nature of the risk).  The Fund is subject to a number of risks, including investment, compliance, valuation and operational risks.  The Board interacts with and reviews reports from the Adviser, the Manager, the independent registered public accounting firm for the Fund and the Fund’s administrator regarding risks faced by the Fund and the service providers’ risk functions.

The Board performs its oversight responsibilities as part of its Board and committee activities.  The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers.  Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program.  The Independent Directors meet at least quarterly with the Chief Compliance Officer, which meeting is generally outside the presence of management.  The Independent Directors have not engaged independent legal counsel in light of their current needs and the asset size of the Fund.  In developing the Board’s leadership structure, the Board considered their role in overseeing risk management.

Qualifications of Directors and Nominees.  The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity.  Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Manager, the Distributor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties.  A Director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business or consulting positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that further support the conclusion that each person is qualified to serve as a Director.

Mr. Boyar has served as Director on the Board since inception.  His relevant experience includes being the Fund’s portfolio manager since inception and President of the Adviser and Mark Boyar & Company, Inc., a registered broker-dealer.

Mr. Petschek has served as Director on the Board since inception.  His relevant experience includes serving as the managing member of an investment adviser, as a Vice President of two investment management firms and as a member of boards of private companies.

Mr. Alpert has served as Director on the Board since inception.  His relevant experience includes serving as the president of an oil company and serving on the board of a public diversified manufacturing company.

Mr. Finkelstein has served as Director on the Board since inception.  His relevant experience includes serving as president of a real estate development firm.

Messrs. Alpert, Finkelstein and, Petschek are members of the Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls and the Fund's independent registered public accounting firm. The Committee held t hree regularly scheduled meeting s during the fiscal year ended December 31, 20 1 0.

Messrs. Alpert, Finkelstein, and Petschek are members of the Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board as to the selection of appropriate persons to serve as Director in the event of a vacancy or an increase in the size of the Board. The Nominating Committee shall consider a number of criteria in evaluating candidates for Independent Director and in evaluating the re-nomination of current Independent Directors, including: (i) the candidate must be an Independent Director, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Fund and the responsibilities of an Independent Director of an investment company and the candidate should have a commitment to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, and (iv) the candidate should not have a conflict of interest that would impair the candidate's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Director. For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the re-nomination of an existing Director rather than a new candidate. Consequently, while the Nominating Committee will consider candidates recommended by shareholders to serve as Director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Director. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "1934 Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director via the secretary of the Fund, c/o the Administrator. The secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 20 1 0.

DIRECTORS' COMPENSATION

Name of Director	Total Compensation From Fund+
Mark A. Boyar	None
Henry A. Alpert	$5,000
Richard Finkelstein	$5,000
Jay R. Petschek	$5,000

+ Amounts shown include all payments made to the Directors in the fiscal year ended December 31, 20 1 0.

All of the Directors elected to receive their payment in Shares of the Fund. The Fund does not pay any retirement benefits to the Directors for their service.

No employee of the Manager, the Adviser or any of their respective affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each Director will receive an annual fee of $3,000, and $500 for each meeting of the Board attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

DIRECTORS' OWNERSHIP IN BOYAR VALUE FUND, INC.

The following table indicates the dollar range of equity securities that each director beneficially owned in the Fund as of December 31, 20 1 0. The Share value of the Fund is based on the NAV of the Shares on December 31, 20 1 0.

Name of Director	Dollar Range of Equity Securities in the Fund
Henry A. Alpert	$50,001 - $100,000
Mark A. Boyar+	$50,001 - $100,000
Richard Finkelstein	Over $100,000
Jay R. Petschek	$1-$10,000

+ As of December 31, 20 1 0, Mr. Boyar does not directly own any shares of the Fund. However, Mr. Boyar's wife beneficially owns shares of the Fund between $50,001 and $100,000 through Pershing and the Bank of New York. In accordance with SEC rules, Mr. Boyar may be deemed to be the beneficial owner of a portion of such shares.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS

For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, Ebbets Field Association LLC is an entity that is in a control relationship with Ladenburg Thalmann Fund Management LLC (the "Manager").

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which the Manager or Boyar Asset Management, Inc. (the "Adviser"), or any of their respective affiliates act as investment adviser or manager or for which Claymore Securities, Inc. (the "Previous Distributor") or any of its affiliates prior to January 1, 2005, acted as principal underwriter.

As of December 31, 20 10, none of the Independent Directors, nor any of their immediate family members, beneficially owned any securities issued by the Manager, the Adviser, the Distributor or the Previous Distributor or any other entity in a control relationship to those entities. During the calendar years 2010, 2009 and 2008, none of the Independent Directors, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in the Adviser, the Manager, the Distributor or the Previous Distributor or any other entity in a control relationship to those entities. During the calendar years 2010, 2009 and 2008, none of the Independent Directors, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

- the Fund - an officer of the Fund

- a related fund

- an officer of any related fund

- the Adviser  - the Manager

- the Distributor or the Previous Distributor

- an officer of the Distributor or the Previous Distributor

- any affiliate of the Manager, the Adviser, the Distributor or the Previous Distributor

- an officer of any such affiliate

During the calendar years 2010, 2009 and 2008, none of the Independent Directors, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2010, 2009 and  2008, none of the Independent Directors, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

- the Manager

- the Adviser

- the Distributor or the Previous Distributor

- any other entity in a control relationship with the Manager, the Adviser, the Distributor or the Previous Distributor

None of the Fund's directors or officers has any arrangement with any other person pursuant to which that director or officer serves on the Board of Directors. During the calendar years 2010, 2009 and 2008, none of the Independent Directors, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

- the Fund

- any related fund

- the Manager

- the Adviser

- the Distributor or the Previous Distributor

- any affiliated person of the Fund

- any other entity in a control relationship to the Fund

THE MANAGER

Ladenburg Thalmann Fund Management LLC (formerly known as Claymore Fund Management Company LLC) (the "Manager") serves as manager of the Fund pursuant to a Management Agreement. The services provided by, and the fees payable by the Fund to, the Manager under the Management Agreement are described in the Prospectus. The fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See "Management of the Fund" in the Prospectus. On August 12, 2002, the Manager changed its form of organization from a Delaware corporation to a Delaware limited liability company and changed its name from Ladenburg Thalmann Fund Management, Inc. to Claymore Fund Management Company LLC. For the fiscal years ended December 31, 2010, 2009 and  2008, the Manager waived management fees of $73,220, $66,373 and $77,294, respectively. The Manager reimbursed expenses in the amount of $19,164 and $21,805 for the fiscal year s ended December 31, 2010 and 2009. On October 21, 2004, Claymore Fund Management Company LLC changed its name to Ladenburg Thalmann Fund Management LLC.

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of Shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering Shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Directors who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties. The Manager bears promotional expenses in connection with the distribution of the Fund's Shares to the extent that such expenses are not assumed by the Fund under its Distribution and Shareholder Servicing Plan (the "12b-1 Plan") (see below). The Manager pays the compensation and expenses of any officer, Director or employee of the Fund who also is an officer, director or employee of the Manager.

By its terms, the Fund's Management Agreement will remain in effect for an initial period of two years and thereafter will remain in effect from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Manager. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Ladenburg Thalmann Asset Management, Inc. ("LTAM") owns 50% of the outstanding securities of the Manager. LTAM and Ladenburg Thalmann & Co. Inc., the Distributor, are wholly owned subsidiaries of Ladenburg Thalmann Financial Services, Inc. An entity controlled by Mark A. Boyar, Ebbets Field Association LLC, owns the other 50% of the outstanding voting securities of the Manager.

The Previous Distributor, a Kansas Corporation, is a wholly owned subsidiary of Claymore Group, LLC, a Delaware limited liability company.

 The principal business address of the Manager is 520 Madison Avenue, 9th Floor, New York, New York 10022.

THE INVESTMENT ADVISER

Boyar Asset Management, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See “Management of the Fund" in the Prospectus. For the fiscal years ended December 31, 2010, 2009 and 2008 the Adviser voluntarily waived investment advisory fees of $73,220, $66,373 and $77,294 and retained advisory fees of    $0, $0 and $39,896, respectively.

By its terms, the Fund's Advisory Agreement will remain in force from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The name "Boyar" is a property right of the Adviser. The Adviser may use the name "Boyar" in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "Boyar" if the Adviser ceases to be employed as the Fund's investment adviser.

The Adviser is an affiliate of Mark Boyar & Co., a broker-dealer registered with the SEC. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS THE PORTFOLIO MANAGER IS MANAGING. The table below indicates for the portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 11, 20 11. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Name	Other Accounts Managed by the Portfolio Manager
Mark A. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 1 entity with total assets of approximately $11 million

Other Accounts: 183 accounts with total assets of approximately $1 36,561.9 million

An affiliate of the Adviser receives a performance-based fee from the one pooled investment vehicle noted in the above table.

CONFLICTS OF INTERESTS OF THE PORTFOLIO MANAGER. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of the portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Fund and the Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of the Adviser over time.

- The portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives. However, not all clients of the Adviser will at all times participate in all such investment opportunities due to a number of reasons, including, without limitation, available cash for investment, diversification, size limits, minimum size requirements and different investment guidelines.

- The portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If the portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When the portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client. Trades for clients of the Adviser that direct brokerage are not bunched and may receive different execution prices than other clients of the Adviser.

- The portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The Adviser's trade allocation policies are intended to address this conflict of interest.

- The portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF THE PORTFOLIO MANAGER. As the president, chief executive officer and principal owner of the Adviser, Mr. Boyar, the Fund's portfolio manager, does not receive a salary or bonus from the Adviser. Rather, Mr. Boyar is entitled to the net profits of the Adviser after paying all the Adviser's expenses, including, without limitation, compensation to its employees. As such, Mr. Boyar's compensation from the Adviser is based upon the profitability of the Adviser. Mr. Boyar participates in the Adviser's benefit plans on terms that are generally offered to all the Adviser's employees. In addition, as an indirect owner of the Manager, Mr. Boyar receives a portion of the profits of the Manager. Mr. Boyar does not receive any other compensation from the Manager.

SHARE OWNERSHIP BY PORTFOLIO MANAGER. As of December 31, 20 10, Mr. Boyar does not directly own any shares of the Fund. However, Mr. Boyar's wife beneficially owns shares of the Fund worth between $50,001 to $100,000. In accordance with SEC rules, Mr. Boyar may be deemed to be the beneficial owner of a portion of such shares.

EXPENSE LIMITATION AGREEMENT

Pursuant to an Expense Limitation Agreement (the "Agreement"), the Manager, the Adviser and the Distributor have agreed, to waive all or a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund's 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (i.e., litigation) ("Operating Expenses") do not exceed 1.75% per annum of the Fund's average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

- first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

- thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

THE DISTRIBUTOR

Ladenburg Thalmann & Co. Inc. (the "Distributor") is the principal underwriter of the Fund, and as such, the exclusive agent for distribution of Shares of the Fund. The Distributor is obligated to sell the Shares on a best efforts basis only against purchase orders for the Shares. Shares of the Fund are offered to the public on a continuous basis. Prior to January 1, 2005, Claymore Securities, Inc., an affiliate of the Manager, was the principal underwriter of the Fund.

The Distributor may compensate dealers based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution and Shareholder Servicing Plan" below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The Fund has entered into a 12b-1 Plan, pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (ii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.

For the fiscal year ended December 31, 2008, the Distributor received fees of $58,595 under the 12b-1 Plan and subsequently did not waive any fees. From the fees received during the fiscal year ended December 31, 2008, the Distributor spent $36,486 for commissions with the remaining amount being retained by the Distributor. For the fiscal year ended December 31, 2009, the Distributor received fees of $33,187 under the 12b-1 Plan and subsequently did not waive any fees. From the fees received during the fiscal year ended December 31, 2009, the Distributor spent $17,534 for commissions with the remaining amount being retained by the Distributor. For the fiscal year ended December 31, 2010, the Distributor received fees of $36,610 under the 12b-1 Plan and subsequently did not waive any fees. From the fees received during the fiscal year ended December 31, 2010, the Distributor spent $20,136 for commissions with the remaining amount being retained by the Distributor. Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund.

Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

SECURITIES TRANSACTIONS

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser. Affiliates of the Manager or the Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC.

The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser, the Manager and their affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser and the Manager are obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser or the Manager (or their affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

During the fiscal periods ended December 31, 2010, 2009 and 2008, the Fund paid brokerage commissions of $17,893 $15,750 and $14,106, respectively.

Any portfolio transaction for the Fund on a securities exchange may be executed through the Distributor and an affiliate of the Manager, Mark Boyar & Company, Inc., an affiliate of the Adviser, or other affiliates of the Manager, the Adviser or the Distributor ("affiliated brokers") if, in the Adviser's judgment is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. During the year ended December 31, 2010, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $ 18,773 in trade commissions, of which Pershing Investments LLC was paid approximately           12.15%.   During the year ended December 31, 2009, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $15,750 in trade commissions, of which Pershing Investments LLC was paid approximately 10.12%.  During the year ended December 31, 2008, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $14,106 in trade commissions, of which Pershing Investments LLC was paid approximately 10.2%.

In no instance will portfolio securities be purchased from or sold to the Manager, the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. The Fund has adopted procedures that are designed to prevent the Fund from directing its portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund.

Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

CODE OF ETHICS

The Fund, the Adviser, the Manager and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts.

PROXY VOTING POLICY

The Fund's proxy voting policy is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (toll-free) 1-800-266-5566, and (2) on the SEC's website at http://www.sec.gov.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2010, 2009 and 2008 the Fund's portfolio turnover rate was 20%, 17 % and 10%, respectively.

CALCULATION OF SHARE PRICE

The public offering price (NAV plus applicable sales load) of each class of Shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each business day, except on days when the NYSE is closed. Currently, there is only one class of Shares of the Fund, sometimes referred to as Class A shares. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted on the NASDAQ National Market are valued at the last reported sale price or official closing price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the mean between the closing bid and asked quotes, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ National Market, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. The NAV per Share of the Fund will fluctuate with the value of the securities it holds.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's NAV is not calculated. As a result, calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of NAV unless the Board or its delegates deems that the particular event would materially affect NAV, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem Fund Shares and how such Shares are priced is included in the Prospectus. The Prospectus describes generally how to purchase Shares of the Fund. Additional information with respect to certain types of purchases of Shares of the Fund is set forth below.

RIGHT OF ACCUMULATION

You have the right to combine the cost or current NAV (whichever is higher) of your existing Class A Shares of the Fund with the amount of your current Class A purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. You or your dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of your holdings by the Transfer Agent.

LETTER OF INTENT

If you submit a Letter of Intent to the Transfer Agent you may be entitled to purchase Class A shares at a reduced sales load. The Letter must state an intention to invest in the Fund within a thirteen-month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, Shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Class A shares. These Shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen-month period, the applicable sales load will be adjusted by the redemption of sufficient Shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. You or your dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

OTHER INFORMATION

The Fund does not impose a sales load nor does it impose a reduced sales load in connection with purchases of Shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the Shares may not be resold except through redemption by or on behalf of the Fund. Employees, officers, directors and clients of the Adviser, Manager, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may purchase Shares of the Fund at Net Asset Value (and, therefore, without any sales charges being imposed), if they properly notify the Transfer Agent as per the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your Shares, including exchanging your Shares for shares of another fund, after holding them for less than 60 days.

TAXES

The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of Shares in the Fund for shareholders who are U.S. persons and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, distributed to its shareholders, provided that it distributes to such shareholders an amount equal to at least 90% of the sum of its “investment company taxable income” (generally its net taxable investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains) and its net tax-exempt income for the taxable year. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute.

Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax described below) during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income and net tax-exempt income (if any). The Board of Directors of the Fund will determine annually whether to distribute any net capital gain (after taking into account any capital loss carryovers). The Fund currently expects to distribute any such  net capital gain annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by such shareholders. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

The Fund’s net capital losses for any year cannot be passed through to shareholders but can be carried forward for a period of up to eight year to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to shareholders as capital gain dividends.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the income and excise tax distribution requirements.

If, in any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends to shareholders and would be subject to a further tax at the shareholder level. If the Fund were to fail to qualify as a regulated investment company in any year, it would be required  pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash.  These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income.  The Fund may limit and/or manage its holding in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.  In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any Share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such Share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the Share at the commencement of such date is entitled to receive the next issued dividend payment for such Share even if the Share is sold by the owner on that date or thereafter.

Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held Shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains.  A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of (and in reduction of) a shareholder's basis in his Shares of the Fund. To the extent that such distributions exceed the tax basis of the shareholder, the excess amounts will be treated as gain from the sale of the shares.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends-received deduction only to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  This deduction may be limited if you incur indebtedness to acquire Fund Shares and may result in reduction to the basis of your Shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Shareholders receiving dividends or distributions in the form of additional Shares will be treated for federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and will have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends  or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

Redemptions generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, upon the sale of Shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the Shares. Such gain or loss will be treated as capital gain or loss, if the Shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES

Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income and shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDING

The Fund may be required to withhold, for federal income tax purposes, 28% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.

NOTICES

Shareholders will be notified annually by the Fund as to the federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-residential alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the fund commencing prior to January 1, 2011 provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The Fund does not expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests.  If the Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

PRINCIPAL SECURITY HOLDERS

As of April 11, 2011 , the following persons of record or beneficially owned more than 5% of the outstanding voting Shares of the Fund:

Vector Group                                                        29.78%

100 SE 2nd Street, 32nd Floor

Miami, Florida 33131

As of April 11, 2011 , the Directors and officers of the Fund as a group owned of record or beneficially  less than 1% of the outstanding Shares of the Fund.

CUSTODIAN

The Bank of New York Mellon, 1 Wall Street, 25th Floor, New York, NY 10286, has been retained to act as Custodian for the Fund’s investments. The Bank of New York Mellon acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, with principal offices at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011 .

FUND COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, serves as counsel for the Fund as well as counsel to the Adviser and the Manager.

GEMINI FUND SERVICES, LLC

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting and transfer agent services to the Fund. GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788.  GFS’s compensation for providing such services and necessary personnel is:

Administration. The Fund pays GFS a minimum annual fee or basis points in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays GFS for any out-of-pocket expenses. Fees are billed monthly.

Fund Accounting. Total charges for Fund Accounting services include fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, plus a flat fee for each additional class.

Transfer Agent. For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges, billed monthly.

For the fiscal year ended December 31, 2010, GFS received fees of $41,356, $23,026, and $28,224 for administrative, fund accounting and transfer agent services, respectively. For the fiscal year ended December 31, 2009, GFS received fees of $47,528, $23,934, and $ 21, 875 for administrative, fund accounting and transfer agent services, respectively. For the fiscal year ended December 31, 2008, GFS received fees of $51,451, $26,884, and $24,480 for administrative, fund accounting and transfer agent services, respectively.

Certain subsidiaries of GFS also provide services to the Fund, as follows:

•

Northern Lights Compliance Services, LLC (“NLCS”) is a GFS subsidiary that provides CCO and compliance program services to the Trust for a flat fee pursuant to a consulting agreement with the Trust;

•

GemCom, LLC is a GFS subsidiary that provides printing and Edgarization services to the Fund on an ad-hoc, per job basis.  Printing services are provided at discount rates and Edgar services are provided at a flat filing fee plus per page conversion fee.

FINANCIAL STATEMENTS

The financial statements appearing in the Annual Report to Shareholders for the fiscal year ended December 31, 20 1 0, have been audited by BBD, LLP, and are incorporated by reference herein.

APPENDIX A

BOYAR VALUE FUND, INC.

PROXY VOTING POLICIES AND PROCEDURES

1. DEFINITIONS.

"BAM" shall mean Boyar Asset Management, in its capacity as the Fund's investment adviser.

"BOARD" shall mean the Board of Directors of the Fund.

"BAM'S PROXY VOTING POLICIES AND PROCEDURES" shall mean BAM's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A.

"FUND" shall mean Boyar Value Fund, Inc.

2. ADOPTION OF BAM'S PROXY VOTING POLICIES AND PROCEDURES AND DELEGATION. The provisions of BAM's Proxy Voting Policies and Procedures are hereby incorporated herein by this reference and adopted as the Fund's procedures for voting proxies and procedures. The Fund has delegated to BAM responsibility for voting all proxies for which the Fund is entitled to vote in accordance with these Proxy Voting Policies and Procedures, and BAM has accepted such delegation.

3. LIMITATIONS ON BAM'S RESPONSIBILITIES.

(i) LIMITED VALUE. BAM may abstain from voting a Fund proxy if it concludes that the effect on the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

(ii) UNJUSTIFIABLE COSTS. BAM may abstain from voting a Fund proxy for cost reasons (E.G., costs associated with voting proxies of non-U.S. securities). In accordance with BAM's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. BAM's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

(iii) FUND RESTRICTIONS. BAM shall vote Fund proxies in accordance with any applicable investment restrictions of the Fund.

(iv) BOARD DIRECTION. Notwithstanding the foregoing delegation to BAM, the Board may from time to time direct BAM to vote the Fund's proxies in a manner that is different from the guidelines set forth in BAM's Proxy Voting Policies and Procedures. After its receipt of any such direction, BAM shall follow such direction for proxies for which the stockholder meeting has not been held and the vote not taken.

4. SUBDELEGATION. BAM may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve BAM of its responsibilities hereunder and BAM shall retain final authority and fiduciary responsibility for proxy voting. If BAM delegates such responsibilities, BAM shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

5. PROXY VOTING EXPENSE. The Fund shall bear all expenses associated with voting the Fund's proxies and complying with applicable laws (including without limitation expenses associated with regulatory filings and engaging third parties to vote the Fund's proxies). The Fund shall promptly reimburse BAM for any out-of-pocket expenses incurred by BAM in performing its services hereunder.

6. CONFLICTS OF INTEREST. The provisions for addressing conflicts of interest set forth in BAM's Proxy Voting Policies and Procedures are hereby incorporated herein by this reference and adopted as the Fund's procedures for addressing conflicts of interests between the interests of the Fund on the one hand and BAM and its affiliates, directors, officers, employees (and other similar persons) on the other hand.

7. APPROVAL OF MATERIAL CHANGES. BAM shall promptly submit to the Board any material changes to these Proxy Voting Policies and Procedures and BAM's Proxy Voting Policies and Procedures. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six-month anniversary of such submission (unless such change was early approved by the Board).

8. REPORTS TO THE BOARD. At each quarterly meeting of the Board, BAM shall submit a report to the Board describing:

(i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interests; and

(ii) any proxy votes taken by BAM on behalf of the Fund since the last report to the Board which were exceptions from BAM's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, BAM shall furnish to the Board, and the Board shall consider, a report identifying any recommended changes in existing policies based upon BAM's experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

9. MAINTENANCE OF RECORDS. BAM shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 in accordance with the requirements and interpretations thereof. BAM may, but need not, maintain proxy statements that it receives regarding Fund securities to the extent that such proxy statements are available on the SEC's EDGAR system. BAM may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

BOYAR VALUE FUND, INC.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation*

(b) Bylaws*

(c) Incorporated by reference to Articles of Incorporation and Bylaws

(d) Investment Advisory Agreement*

(e)

 (i) Form of Underwriting Agreement*

(ii) Dealer's Agreement*

(iii) Form of Underwriting Agreement with Claymore Securities, Inc.*

(iv) Underwriting Agreement dated January 1, 2005 with Ladenburg Thalmann & Co. Inc.*

(v) Form of Ladenburg Thalmann & Co., Inc. Dealer Agreement*

(f) Inapplicable

(g)

(i) Custody Agreement*

(ii) Custody Agreement dated July 22, 2005, as amended September 12, 2006, by and among  The Bank of New York, Boyar Value Fund, Inc.  and Gemini Fund Services, LLC.*

(h)

 (i) Form of Management Agreement*

(ii) Master Services Agreement dated July 1, 2003*

(iii) Expense Limitation Agreement*

(iv) Management Agreement dated August 12, 2002 with Claymore Fund Management Company LLC*

(v) Management Agreement dated October 21, 2004 with Ladenburg Thalmann Fund Management LLC*

(vi) Expense Limitation Agreement dated as of April 18, 2008 by and among Boyar Asset Management, Inc., Ladenburg Thalmann Fund Management LLC, Ladenburg Thalmann & Co. Inc. and Boyar Value Fund, Inc.*

(vii) Schedule B as amended December 12, 2006, to the  Administration Service Agreement dated July 22, 2005, between Gemini Fund Services, LLC and Boyar Value Fund, Inc.*

(viii) Fund Accounting Service Agreement dated July 22, 2005 between Gemini Fund Services, LLC and Boyar Value Fund, Inc.*

(ix) Transfer Agency Service Agreement dated July 22, 2005 between Gemini  Fund Services, LLC and Boyar Value Fund, Inc. *

(x)  Consulting Agreement dated June 1, 2006, between Fund Compliance Services, LLC and Boyar Value Fund, Inc., as amended  May 13, 2007 *

(xi)  Form of Services Agreement between Charles Schwab & Co., Inc and Boyar Value Fund, Inc.*

(xii) Form of Mutual Fund Services Agreement among Prudential Investment Management Services LLC, Prudential Investments LLC and Boyar Value Fund ,Inc. *

(xiii) Form of Operating Agreement among Pershing LLC, Ladenburg Thalmann & Co. Inc. and Boyar Value Fund, Inc. *

(xiv) Form of Selling Agreement among UBS Financial Services, Inc, Ladenburg Thalmann  & Co. Inc and Boyar Value Fund, Inc. *

(i) Opinion and Consent of Counsel*

(ii) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund*

(j)

 (i) Consent of Wilmer Cutler Pickering Hale and Dorr LLP, Counsel to the Fund is filed herewith.

(ii) Consent of Independent Registered Public Accounting Firm  is filed herewith.

(k) Inapplicable

(l) Purchase Agreement*

(m)

 (i) Shareholder Servicing and Distribution Plan*

(ii) Amended and Restated Shareholder Servicing and Distribution Plan*

(iii) Form of Amended and Restated Shareholder Servicing and Distribution Plan*

(n) Inapplicable

(o) Power of Attorney dated April 12, 2008*

(p)

 (i) Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

(ii) Amended Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

(iii) Code of Ethics of Boyar Asset Management, Inc.*

(iv) Code of Ethics of Claymore Securities, Inc.*

(v) Code of Ethics of Ladenburg Thalmann Fund Management LLC*

(vi) Code of Ethics of Ladenburg Thalmann & Co. Inc.*

* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Post-Effective Amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Registrant, officers and directors of Ladenburg Thalmann Fund Management LLC, Boyar Asset Management, Inc. and Ladenburg Thalmann & Co. Inc. and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer or director. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

Under Article VIII of the Articles of Incorporation (the "Articles"), the Directors and Officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer or Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation law.

Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

Article VIII of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Boyar Asset Management, Inc. is wholly owned by Mark A. Boyar and acts as investment adviser to Registrant. Boyar Asset Management, Inc. renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 25 of officers and directors of Boyar Asset Management, Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Boyar Asset Management, Inc. (SEC File No. 801-19283).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Ladenburg Thalmann & Co. Inc. acts as distributor for Registrant.

(b) For information relating to each director and officer of Ladenburg Thalmann & Co. Inc., reference is made to Form BD (SEC File No. 8-17230) filed by Ladenburg Thalmann & Co. Inc. under the Securities Exchange Act of 1934.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 153 East 53rd Street, 49th Floor, New York, New York 10022, at the offices of Registrant's investment adviser located at 35 East 21st Street, New York, New York 10010, at the offices of Registrant's custodian located at One Wall Street, 25th Floor, New York, NY 10286, or at the offices of the Registrant's transfer agent located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

Inapplicable

ITEM 30. UNDERTAKINGS

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29 th day of April, 2011 ..

BOYAR VALUE FUND, INC.

/s/ Andrew Rogers

 Andrew Rogers

 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE

TITLE

DATE

/s/ Mark A. Boyar*

Chairman and Chief

April 29, 2011

________________

Executive Officer

Mark A. Boyar

/s/ Andrew Rogers

President

April 29, 2011

________________

Principal Executive Officer

Andrew Rogers

/s/ Kevin Wolf

Treasurer

 April   29, 2011

_________________

Principal Executive Officer

Kevin Wolf

/s/ Henry A. Alpert*

Director

April 29, 2011

_________________

Henry A. Alpert

/s/ Richard Finkelstein*

Director

April 29, 2011

___________________

Richard Finkelstein

/s/ Jay Petschek*

Director

 April 29, 2011

____________________

Jay Petschek

*By:      /s/ Emile R. Molineaux

          ----------------------

          Emile R. Molineaux

          Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 12, and hereby incorporated by reference.

INDEX TO EXHIBITS

23(i)        Consent of Wilmer Cutler Pickering Hale and Dorr LLP, Counsel to  the Fund

23(j)       Consent of Independent Registered Public Accounting Firm